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                                                                    EXHIBIT 99.2


                               [HNC SOFTWARE LOGO]


     U.S. FEDERAL INCOME TAX INFORMATION FOR HNC SOFTWARE INC. SHAREHOLDERS


                                 October 6, 2000


DEAR HNC SOFTWARE INC. SHAREHOLDERS:

On September 29, 2000, (the "DISTRIBUTION DATE"), HNC Software Inc. ("HNC") distributed all of the shares of the common stock of Retek Inc. ("RETEK") that were owned by HNC to the holders of record of the common stock of HNC (the "SPIN-OFF") on September 15, 2000 (the "RECORD DATE"). This letter contains information regarding:

        - the U.S. federal income tax implications of the spin-off of Retek from HNC;

        - the calculation of your U.S. federal income tax basis in your HNC shares that were outstanding on the Record Date and the Retek shares that were distributed on those HNC shares in the spin-off; and

        -       the determination of your holding period in your Retek shares.

Also included is:

        - a shareholder statement to be filed with your U.S. federal income tax return; and

        -       a worksheet for calculating your U.S. federal income tax basis.


TAX IMPLICATIONS

In August 2000 HNC obtained from the Internal Revenue Service ("IRS") a private letter ruling (the "IRS LETTER RULING") stating that, except for fractional shares, HNC shareholders will incur no U.S. federal income tax liability due to the distribution of Retek common stock to them in the spin-off. However, the IRS requires that each taxpayer who received this tax-free distribution attach to their U.S. federal income return for the tax period including the September 29, 2000 Distribution Date, a statement containing the details of the transaction. To assist you in complying with this requirement, a shareholder statement is enclosed that



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you can complete and attach to your U.S. federal income tax return for the period including September 29, 2000. For those shareholders who are calendar year taxpayers, the enclosed statement should be attached to your U.S. federal income tax return for 2000.

The distribution of 1.243 shares of Retek common stock for every share of HNC common stock held on the Record Date may have entitled you to receive a fractional share of Retek common stock. However, fractional shares of Retek common stock were not distributed to HNC shareholders. The fractional shares have been distributed to an agent acting on behalf of the holders of HNC common stock entitled to receive fractional shares. The agent will accumulate such fractional shares, sell the shares, and distribute the cash proceeds from such sale (less any brokerage commissions, transfer taxes and other expenses of the sale) pro rata to the holders of HNC common stock who would otherwise have been entitled to receive the fractional shares of Retek common stock.

The IRS Letter Ruling provides that the cash received by an HNC shareholder, in lieu of a fractional share of Retek common stock, should be treated as a sale by the shareholder of a fractional share of Retek common stock. In such case, the shareholder will recognize gain or loss for U.S. federal income tax purposes measured by the difference between the allocable tax basis of the fractional share (see tax basis computation discussed below) and the amount of cash received. Therefore, you should keep a record of the amount of cash you receive in lieu of receiving a fractional share of Retek common stock for purposes of completing your U.S. federal income tax return for the period including the Distribution Date.

U.S. FEDERAL INCOME TAX BASIS

The IRS Letter Ruling states that for U.S. federal income tax purposes that, except for gain resulting from the sale of a fractional share of Retek common stock, you should not recognize any gain or loss when you receive shares of Retek common stock due to the spin-off. However, as in any sale of stock, you must recognize any gain or loss you realize if you subsequently sell shares of HNC or Retek common stock. To determine your gain or loss from the sale of HNC or Retek common stock, you will need to know your tax basis. Enclosed is a worksheet that illustrates how to allocate the tax basis in the HNC common stock you held on the Record Date among such shares and the shares of Retek common stock distributed with respect to such HNC shares in the spin-off.

To allocate the tax basis in your HNC common stock you will need to know:

        - the number of shares of HNC common stock you held on the Record Date; and

        - your total tax basis in those shares immediately prior to the spin-off.



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Generally, the total tax basis of HNC common stock you purchased is equal to the total price you paid for those shares plus any commissions or other fees you paid. If you received any of your shares by gift, bequest or through a merger, reorganization, stock split, or similar corporate transaction, special rules apply for purposes of determining the tax basis of your shares that are beyond the scope of this letter. Please consult your tax advisor for additional guidance with respect to the determination of the tax basis of your shares of HNC common stock.

As a result of the spin-off, you received 1.243 shares of Retek common stock for every share of HNC common stock you owned on the Record Date. U.S. federal income tax law requires that you allocate the tax basis of the HNC shares you owned on the Record Date between (i) those HNC shares, and (ii) the Retek shares received in the spin-off (including fractional shares sold on your behalf). This allocation depends on the ratio of the fair market values of the shares of HNC and Retek common stock.

The enclosed tax basis worksheet explains this calculation and includes a sample allocation of tax basis between HNC and Retek shares. The percentages of tax basis to be allocated to shares of HNC and Retek common stock are based on the average of the high and low sale prices per share on the Nasdaq National Market on the Distribution Date.


HOLDING PERIOD

The IRS Letter Ruling addressed the appropriate manner to calculate the holding period of your Retek shares for federal income tax purposes if you hold your shares of HNC common stock as a capital asset. To determine your holding period, the IRS Letter Ruling provides that you add (i) the period you hold the shares of Retek common stock from the Distribution Date until you sell them and (ii) the previous period during which you held the shares of HNC common stock with respect to which you received the distribution of Retek common stock.

For example, after receiving the Retek shares, assume you hold such Retek shares for three months after the Distribution Date before disposing of that Retek stock. If you held the shares of HNC common stock that entitled you to receive the shares of Retek common stock for ten months prior to the spin-off, you will be treated as having held the Retek shares for a total of thirteen months before the disposition. Since the holding period of the shares of Retek common stock in such a case would exceed one year, any gain or loss on the disposition would be long-term capital gain or loss if such stock had been held by you as a capital asset.

THE INFORMATION REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE SPIN-OFF PRESENTED IN THIS LETTER IS FOR GENERAL REFERENCE ONLY AND DOES NOT PURPORT TO COVER ALL U.S. FEDERAL INCOME TAX CONSEQUENCES THAT MAY APPLY TO ALL



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CATEGORIES OF SHAREHOLDERS. ACCORDINGLY, ALL SHAREHOLDERS SHOULD CONSULT THEIR
OWN TAX ADVISORS REGARDING THE PARTICULAR FEDERAL, FOREIGN, STATE, AND LOCAL TAX CONSEQUENCES OF THE SPIN-OFF TO THEM AND ANY PROPOSED CHANGES IN APPLICABLE LAW.



HNC SOFTWARE INC.



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    SHAREHOLDER STATEMENT PURSUANT TO TREASURY REGULATION SECTION 1.355-5(b)


Statement of shareholder receiving a distribution of stock in Retek Inc. (the controlled corporation) pursuant to Treasury Regulation Section 1.355-5(b).

        1. The undersigned, a shareholder owning shares in HNC Software Inc. as of September 15, 2000, received a distribution of stock in the controlled corporation pursuant to Section 355 of the Internal Revenue Code.

        2. The names and addresses of the corporations involved are as follows:

            (a)  HNC Software Inc. (Parent)
                 5935 Cornerstone Court West
                 San Diego, CA 92121

            (b)  Retek Inc. (Controlled Corporation)
                 801 Nicollet Mall, 11th Floor
                 Minneapolis, MN  55402

        3. The undersigned surrendered no stock or securities in HNC Software Inc. in connection with the distribution.

        4. The undersigned received _______ shares (including fractional shares) of Retek Inc. in the distribution constituting only common shares in such corporation.

        5. By letter dated August 1, 2000, the IRS ruled that the distribution by HNC Software Inc. of shares Retek Inc. should be a nontaxable
           Section 355 corporate separation.




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Shareholder's Signature




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Spouse's Signature (if stock held jointly)




ATTACH TO YOUR U.S. FEDERAL INCOME TAX RETURN FOR THE TAX PERIOD INCLUDING SEPTEMBER 29, 2000.



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             U.S. FEDERAL INCOME TAX BASIS WORKSHEET (EXAMPLES ONLY)

                                                                                                Hypothetical
                                                                                                     Example
                                                                                                ------------
1. Number of HNC shares held.                                                                            100

2. Multiply line 1 by 1.243. Number of Retek shares you were entitled to receive.                      124.3

3. Tax basis of pre-spin HNC shares.                                                                 $10,000

4. Percentage of the tax basis allocated to your post-spin HNC shares (see the
attached calculation).                                                                                20.92%

5. Percentage of the tax basis allocated to your Retek shares (see the attached
calculation).                                                                                         79.08%

6. Line 3 multiplied by line 4. THIS IS THE NEW TAX BASIS OF YOUR  HNC SHARES POST
SPIN-OFF.                                                                                             $2,092

7. Divide line 6 by line 1. This is the new tax basis per share of your  HNC shares
post spin-off.                                                                                        $20.92

8. Line 3 multiplied by line 5. This is the tax basis of the Retek shares you were
entitled to receive in the spin-off.                                                                  $7,908

9. Divide line 8 by line 2. This is the tax basis per share of the Retek shares you
received in the spin-off.                                                                             $63.62

10. Line 2 less number of whole shares of Retek distributed to you in the spin-off.
This is the fractional share you were entitled to receive.                                               0.3

11. Line 9 multiplied by line 10. This is the tax basis of the Retek fractional
share that is being sold for you.                                                                     $19.09

12. Line 8 less line 11. THIS IS THE TAX BASIS OF THE RETEK SHARES THAT WERE
DISTRIBUTED TO YOU IN THE SPIN-OFF                                                                 $7,888.91




    EXAMPLE OF CALCULATION OF PERCENTAGE OF TAX BASIS ALLOCABLE AMONG HNC AND
                                  RETEK SHARES

                                                                          HNC              Retek             Total
                                                                        --------          --------          --------
1. High stock price on Distribution Date (September 29, 2000)           $  82.25          $  54.00

2. Low stock price on Distribution Date (September 29, 2000)            $  73.75          $  45.25

3. Average of line 1 and line 2. Fair market value per share            $  78.00          $ 49.625

4. Exchange factor                                                             1             1.243

5. Retek Line 3 multiplied by Retek line 4                                   N/A          $  61.68

6. HNC line 3 less Retek line 5                                         $  16.32               N/A

7. Carry down HNC line 6 and Retek line 5                               $  16.32          $  61.68          $  78.00

8. Percentage of tax basis allocable among HNC and Retek shares
(line 7 divided by total in line 7)                                        20.92%            79.08%           100.00%



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